UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2017

Qrons Inc.
(Exact name of registrant as specified in its charter)

Wyoming
(State or other jurisdiction of incorporation)

000-55800	81-3623646
(Commission File Number)	(IRS Employer Identification No.)

777 Brickell Avenue, Suite 500, Miami, Florida 33131
 (Address of principal executive offices) (Zip Code)

(786)-620-2140
(Registrant's telephone number, including area code)

----------------------------------------------------------------------
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the  Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                                                                            Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Section Corporate Governance and Management
Item 5.03 Amendments to Articles of Incorporation or Bylaws

On July 6, 2017, the board of directors and shareholders of Qrons Inc. (the "Company") approved an amendment to the Company's Articles of Incorporation changing the name of the Company from "BioLabMart Inc." to "Qrons Inc.", as described in the Company's Schedule 14C Information Statement filed with the SEC on July 18, 2017.

The Secretary of State of the State of Wyoming approved the Company's Amendment to Articles of Amendment reflecting such name change, effective August 8, 2017.

FINRA announced the Company's name change to Qrons Inc. on its Daily List on August 9, 2017. The new name and symbol change to "QRON" for the OTC market became effective at the open of business August 10, 2017.

Section 8 – Other Events
Item 8.01 Other Events

On August 11, 2017, the Company issued a press release announcing the name change.

Section 9 – Financial Statements and Exhibits
Item 9.01.  Financial Statements and Exhibits

(d)   Exhibits.

Exhibit No. Description

3.4          Amendment to Articles of Incorporation

99.1        Press Release, dated August 11, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Qrons Inc.

Date: August 11, 2017	By:	/s/ Jonah Meer
Name: Jonah Meer
Title: Chief Executive Officer